UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2018

Date of reporting period: April 30, 2018

Item 1.	Reports to Stockholders.

The Registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

The Advisors' Inner Circle Fund II

WESTFIELD CAPITAL MANAGEMENT

Semi-Annual Report April 30, 2018

Investment Adviser:
Westfield Capital Management Company, L.P

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL April 30, 2018 (Unaudited)

The Funds file their complete schedule of investments of fund holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Funds’ Forms N-Q are avail-able on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-454-0738; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND April 30, 2018 (Unaudited)

SHAREHOLDERS’ LETTER

Dear Shareholder:

U.S. equity markets finished 2017 much the same way they started the year with strong returns and limited volatility. The momentum carried through to the start of 2018 as well and these gains were supported by continued strength in the underlying economy, robust earnings growth in corporate America, and further propelled by the stimulus of tax reform. However, as the first quarter of 2018 unfolded, volatility returned to the markets as investors grew concerned about the impact of rising inflation and the potential that the Federal Reserve may alter the course of expected future rate hikes. In addition, the political backdrop did little to quell the gyrations of the markets as escalating trade tensions with China called into question the continuation of the synchronized global growth story which had been present over the preceding year.

The Westfield Large Cap Growth Fund (the “portfolio”), Institutional Class returned 6.43% gross (6.01% net) of fees in the trailing 6-month period ending April 30, 2018, leading the Russell 1000® Growth Index (the “index”), which advanced 5.68%. Relative strength in Information Technology, Financials, and Energy offset relative weakness, particularly within the Health Care sector.

Information Technology was the portfolio’s top source of relative strength, contributing 66 basis points (bps) to relative returns predominantly through stock selection. ServiceNow, Inc., the leading provider of SaaS/cloud IT service management software, was the portfolio’s top relative performer over the period. The shares responded positively to better-than-expected quarterly results at the end of January and the company also raised forward guidance at that time. Despite trimming the position on strength in March, we continue to believe that ServiceNow offers compelling top-line growth and cash flow, setting them apart from most of their peers. Adobe Systems Incorporated, a developer of software solutions for web and print publishing, was also a top driver of the sector’s relative outperformance, with recent quarterly results coming in ahead of Wall Street expectations. We view the most recent quarterly results as very clean with the company besting expectations across most metrics. Current estimates suggest the company’s revenues are poised to accelerate as the company moves to a subscription-based platform and they grow their newer cloud-based businesses. As such, we maintain our exposure in the shares.

Financials was also a source of relative strength during the period, contributing 62 bps to relative returns. The sector’s top relative performer was Progressive Corporation, a provider of automobile and casualty insurance services. The shares have benefitted recently from two key important trends for the stock: strong policy growth and improving margins. We think maintaining these trends will become harder over time

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND April 30, 2018 (Unaudited)

and are monitoring the rate of change closely to ensure that our exposure matches our conviction in the company’s ability to attain the required earnings growth needed to sustain the price momentum.

Energy contributed 52 bps to relative returns. We continue to be very selective within Energy, focusing our attention on low cost producers with the best geology within exploration and production companies, and refining assets that benefit from the tailwinds of increased demand and production growth in the U.S. Exploration and production company EOG Resources, Inc. was a top source of relative returns as the shares responded positively to the recent updraft in oil prices. The company has flipped the technology and services landscape, using their own in-house technology to drill for oil and we believe this internal expertise has positioned the company well for the future as a leader from a growth and margins perspective.

Health Care was the portfolio’s biggest source of relative weakness during the trailing six-month period, detracting 62 bps from relative results. Pharmaceutical developer Celgene Corporation was the sector’s top driver of the relative weakness. The shares declined after the company provided a regulatory update pertaining to its multiple sclerosis drug Ozanimod in which they announced that they had received a Refusal to File letter from the Food & Drug Administration regarding its New Drug Application for the drug. Although we believe the outcome likely will have minimal impact to the stock’s intrinsic value, we recognize the credibility impact for a company of this size and sophistication. We view the setback as more of a hit to investor sentiment than to fundamentals given the likely fairly limited delay in the drug’s regulatory timeline. As a result, we maintain our investment in the shares. Medical device manufacturer Cooper Companies, Inc. was also a source of relative weakness. The share price performance during the period was partly driven by mixed business results, but the shares were also plagued by the overhang of tax reform. As a result of the new legislation, Cooper’s tax rate will move higher and the lack of clarity up until recently restrained the stock. With the details on the new legislation behind the company, focus can shift back to what we view to be strong business trends.

Our outlook moving forward remains largely unchanged and we believe that risks facing the equity markets currently appear balanced. We expect that continued domestic economic expansion will support growth in corporate earnings and profitability. However, maintaining year-over-year growth rates at this pace will likely prove hard to sustain for long. As the cycle matures, a tight labor market will likely result in upward wage pressure and ultimately inflation running higher than market participants currently expect. While headline data suggests the near term inflation outlook remains muted, we continue to monitor developments closely.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND April 30, 2018 (Unaudited)

Definition of Comparative Index

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND April 30, 2018 (Unaudited)

SECTOR WEIGHTINGS†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 99.3%‡

	Shares	Value
CONSUMER DISCRETIONARY — 12.3%
Amazon.com *	2,494	$3,905,928
Aptiv PLC *	9,800	828,884
Home Depot	9,340	1,726,032
Marriott International, Cl A	9,560	1,306,661
MGM Resorts International	29,430	924,691

		8,692,196

CONSUMER STAPLES — 5.1%
Constellation Brands, Cl A	6,255	1,458,228
Costco Wholesale	5,450	1,074,522
Philip Morris International	13,235	1,085,270

		3,618,020

ENERGY — 3.6%
EOG Resources	12,520	1,479,488
Valero Energy	9,160	1,016,119

		2,495,607

FINANCIALS — 7.1%
Bank of America	32,370	968,511
CME Group, Cl A	5,950	938,196
Comerica	9,680	915,534
Progressive	20,160	1,215,446
S&P Global	5,200	980,720

		5,018,407

HEALTH CARE — 16.1%
Abbott Laboratories	17,980	1,045,177
Biogen *	3,831	1,048,161
Celgene *	15,400	1,341,340

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND April 30, 2018 (Unaudited)

COMMON STOCK — continued

	Shares	Value
HEALTH CARE — continued
Cooper	6,190	$1,415,715
Jazz Pharmaceuticals *	7,466	1,135,131
Mettler-Toledo International *	1,918	1,073,946
STERIS	12,240	1,156,925
UnitedHealth Group	7,955	1,880,562
Vertex Pharmaceuticals *	8,300	1,271,228

		11,368,185

INDUSTRIALS — 11.5%
AMETEK	20,160	1,407,168
Boeing	6,483	2,162,469
Illinois Tool Works	7,135	1,013,312
Ingersoll-Rand	15,210	1,275,967
Union Pacific	10,920	1,459,240
United Continental Holdings *	11,040	745,642

		8,063,798

INFORMATION TECHNOLOGY — 39.5%
Adobe Systems *	7,630	1,690,808
Alibaba Group Holding ADR *	3,675	656,134
Alphabet, Cl A *	1,750	1,782,515
Alphabet, Cl C *	2,072	2,107,908
Apple	18,836	3,112,837
Applied Materials	20,520	1,019,229
Broadcom	4,920	1,128,746
Cognizant Technology Solutions, Cl A	14,270	1,167,571
Facebook, Cl A *	17,830	3,066,760
International Business Machines	5,790	839,318
MasterCard, Cl A	8,410	1,499,251
Micron Technology *	14,050	646,019
Microsoft	24,800	2,319,296
PayPal Holdings *	15,980	1,192,268
salesforce.com inc *	14,950	1,808,800
ServiceNow *	6,590	1,094,863
Visa, Cl A	21,080	2,674,631

		27,806,954

MATERIALS — 3.1%
Celanese, Cl A	9,470	1,029,105

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND April 30, 2018 (Unaudited)

COMMON STOCK — continued

	Shares	Value
MATERIALS — continued
DowDuPont	17,980	$1,137,055

		2,166,160

REAL ESTATE — 1.0%
American Tower, Cl A†	5,110	696,800

TOTAL COMMON STOCK

(Cost $44,112,529)		69,926,127

TOTAL INVESTMENTS— 99.3%

(Cost $44,112,529)		$69,926,127

Percentages are based on Net Assets of $70,447,166.
*	Non-income producing security.
†	Real Estate Investment Trust
‡	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

ADR — American Depositary Receipt

Cl — Class

PLC — Public Limited Company

S&P — Standard & Poor’s

As of April 30, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the period ended April 30, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the period ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND April 30, 2018 (Unaudited)

SECTOR WEIGHTINGS†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 94.0%

	Shares	Value
CONSUMER DISCRETIONARY — 7.8%
Carnival	25,320	$1,596,679
Home Depot	12,330	2,278,584
Marriott International, Cl A	21,630	2,956,388
Royal Caribbean Cruises	21,920	2,371,525

		9,203,176

CONSUMER STAPLES — 11.3%
Archer-Daniels-Midland	41,000	1,860,580
Conagra Brands	74,550	2,763,569
Marine Harvest ADR	127,135	2,751,201
Pinnacle Foods	49,100	2,965,640
Walmart	33,660	2,977,563

		13,318,553

ENERGY — 5.6%
Andeavor	25,860	3,576,955
Occidental Petroleum	39,460	3,048,680

		6,625,635

FINANCIALS — 12.8%
Bank of N.T. Butterfield & Son	67,880	3,220,906
Citizens Financial Group	65,690	2,725,478
CME Group, Cl A	19,620	3,093,682
JPMorgan Chase	27,790	3,022,996
Progressive	50,190	3,025,955

		15,089,017

HEALTH CARE — 11.6%
Abbott Laboratories	56,360	3,276,207
Eli Lilly	32,560	2,639,639

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND April 30, 2018 (Unaudited)

COMMON STOCK — continued
	Shares	Value
HEALTH CARE — continued
Johnson & Johnson	16,980	$2,147,800
Quest Diagnostics	32,949	3,334,439
STERIS	24,080	2,276,042

		13,674,127

INDUSTRIALS — 16.4%
Boeing	12,340	4,116,130
Caterpillar	12,440	1,795,838
Cummins	13,130	2,098,962
Honeywell International	13,420	1,941,606
Lockheed Martin	9,883	3,170,862
Robert Half International	31,020	1,884,465
Union Pacific	18,760	2,506,899
Watsco	10,200	1,707,684

		19,222,446

INFORMATION TECHNOLOGY — 16.7%
Apple	26,930	4,450,452
Fidelity National Information Services	27,630	2,624,021
Jack Henry & Associates	20,472	2,445,994
Microchip Technology	23,070	1,930,036
Microsoft	52,948	4,951,697
Texas Instruments	31,290	3,173,745

		19,575,945

MATERIALS — 5.6%
Avery Dennison	30,870	3,235,485
DowDuPont	53,038	3,354,123

		6,589,608

REAL ESTATE — 2.3%
Alexandria Real Estate Equities REIT	21,630	2,694,449

TELECOMMUNICATION SERVICES — 1.9%
Verizon Communications	45,340	2,237,529

UTILITIES — 2.0%
NextEra Energy	14,560	2,386,530

TOTAL COMMON STOCK
(Cost $92,514,938)		110,617,015

TOTAL INVESTMENTS— 94.0%
(Cost $92,514,938)		$110,617,015

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND April 30, 2018 (Unaudited)

Percentages are based on Net Assets of $117,716,796.

†	Real Estate Investment Trust

ADR — American Depositary Receipt

Cl — Class

As of April 30, 2018, all of the Fund’s investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP. For the period ended. April 30, 2018, there have been no transfers between Level 1 and Level 2 assets and liabilities. For the period ended April 30, 2018, there were no Level 3 securities.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS APRIL 30, 2018 (Unaudited)

STATEMENTS OF ASSETS AND LIABILITIES
	Westfield Large Cap Growth Fund	Westfield Dividend Growth Fund
Assets:
Investments, at Value (Cost $44,112,529 and $92,514,938)	$69,926,127	$110,617,015
Cash Equivalents	425,262	4,213,822
Receivable for Capital Shares Sold	195,000	–
Receivable for Investment Securities Sold	–	2,919,600
Dividends Receivable	12,874	69,949
Prepaid Expenses	24,290	10,513

Total Assets	70,583,553	117,830,899

Liabilities:
Payable for Capital Shares Redeemed	65,393	–
Payable due to Adviser	24,985	58,451
Payable due to Administrator	8,353	13,839
Payable due to Trustees	2,170	3,446
Chief Compliance Officer Fees Payable	372	2,417
Payable due to Shareholder Servicing Agent (Investor Class Shares)	44	288
Other Accrued Expenses	35,070	35,662

Total Liabilities	136,387	114,103

Net Assets	$70,447,166	$117,716,796

Net Assets Consist of:
Paid-in Capital	$27,433,984	$93,557,420
Undistributed Net Investment Income	30,671	396,432
Accumulated Net Realized Gain on Investments	17,168,913	5,660,867
Net Unrealized Appreciation on Investments	25,813,598	18,102,077

	$70,447,166	$117,716,796

Institutional Class Shares:
Net Assets	$70,290,004	$117,138,777
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	6,300,655	10,201,826
Net Asset Value, Offering and Redemption Price Per Share	$11.16	$11.48

Investor Class Shares:
Net Assets	$157,162	$578,019
Outstanding Shares of Beneficial Interest (unlimited authorization - no par value)	13,902	50,185
Net Asset Value, Offering and Redemption Price Per Share	$11.30	$11.52

Amount designated as “– “ are $0 or have rounded to $0

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS FOR THE PERIOD ENDED APRIL 30, 2018 (Unaudited)

STATEMENTS OF OPERATIONS
	Westfield Large Cap Growth Fund	Westfield Dividend Growth Fund
Investment Income
Dividends	$455,487	$1,414,805
Interest	5,502	14,796
Less: Foreign Taxes Withheld	–	(10,539)

Total Investment Income	460,989	1,419,062

Expenses
Investment Advisory Fees	279,171	430,810
Administration Fees	56,928	76,962
Trustees’ Fees	5,801	7,431
Chief Compliance Officer Fees	1,679	2,205
Shareholder Servicing Fees (Investor Class Shares)	260	631
Transfer Agent Fees	36,372	37,305
Registration Fees	16,654	16,661
Audit Fees	10,152	14,131
Legal Fees	8,011	10,602
Custodian Fees	6,041	1,137
Printing Fees	5,721	8,152
Insurance and Other Expenses	7,840	9,804

Total Expenses	434,630	615,831

Less:
Waiver of Investment Advisory Fees	(69,280)	(69,473)
Fees Paid Indirectly	(28)	(27)

Net Expenses	365,322	546,331

Net Investment Income	95,667	872,731

Net Realized Gain on Investments	17,386,687	5,667,895

Net Change in Unrealized Appreciation (Depreciation) on Investments	(11,312,214)	515,030

Net Realized and Unrealized Gain on Investments	6,074,473	6,182,925

Net Increase in Net Assets Resulting from Operations	$6,170,140	$7,055,656

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations:
Net Investment Income	$95,667	$365,822
Net Realized Gain on Investments	17,386,687	26,935,405
Net Change in Unrealized Appreciation (Depreciation) on Investments	(11,312,214)	3,667,763

Net Increase in Net Assets Resulting from Operations.	6,170,140	30,968,990

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(243,545)	(569,719)
Investor Class Shares	(107)	(415)
Net Realized Gains:
Institutional Class Shares	(26,663,301)	(17,540,131)
Investor Class Shares	(58,110)	(26,580)
Total Dividends and Distributions

	(26,965,063)	(18,136,845)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	1,496,619	3,525,388
Reinvestment of Distributions	21,916,782	14,202,171
Redeemed	(38,738,654)	(96,300,998)

Net Decrease in Net Assets from Institutional Class Share Transactions	(15,325,253)	(78,573,439)

Investor Class Shares
Issued	53,649	11,460
Reinvestment of Distributions	58,176	26,977
Redeemed	(86,896)	(64,271)

Net Increase (Decrease) in Net Assets from Investor Class Share Transactions	24,929	(25,834)

Net Decrease in Net Assets from Share Transactions	(15,300,324)	(78,599,273)

Total Decrease in Net Assets	(36,095,247)	(65,767,128)

Net Assets:
Beginning of Period	106,542,413	172,309,541

End of Period (including undistributed net investment income of $30,671 and $178,656, respectively)	$70,447,166	$106,542,413

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Period Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Operations:
Net Investment Income	$872,731	$1,586,096
Net Realized Gain on Investments	5,667,895	12,006,027
Net Change in Unrealized Appreciation on Investments	515,030	6,872,548

Net Increase in Net Assets Resulting from Operations.	7,055,656	20,464,671

Dividends and Distributions:
Net Investment Income:
Institutional Class Shares	(1,587,273)	(1,961,910)
Investor Class Shares	(5,725)	(6,770)
Net Realized Gains:
Institutional Class Shares	(11,941,923)	(351,599)
Investor Class Shares	(51,054)	(1,335)

Total Dividends and Distributions	(13,585,975)	(2,321,614)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	1,554,132	157,348
Reinvestment of Distributions	13,287,571	2,114,720
Redeemed	(378,228)	(7,361,131)

Net Increase (Decrease) in Net Assets from Institutional Class Share Transactions	14,463,475	(5,089,063)

Investor Class Shares
Issued	75,000	44,000
Reinvestment of Distributions	56,778	8,105

Net Increase in Net Assets from Investor Class Share Transactions	131,778	52,105

Net Increase/Decrease in Net Assets from Share Transactions	14,595,253	(5,036,958)

Total Increase in Net Assets	8,064,934	13,106,099

Net Assets:
Beginning of Period	109,651,862	96,545,763

End of Period (including undistributed net investment income of $396,432 and $1,116,699, respectively)	$117,716,796	$109,651,862

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND APRIL 30, 2018

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year/Period

	Institutional Class Shares
	Six Months Ended April 30, 2018 (Unaudited)		Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$14.14		$12.74	$13.97	$14.49		$13.20	$10.09

Income (Loss) from Operations:
Net Investment Income (1)	0.01		0.04	0.03	0.05		0.05	0.07
Net Realized and Unrealized Gain	0.74		3.26	0.02	0.61		2.01	3.16

Total from Operations	0.75		3.30	0.05	0.66		2.06	3.23

Dividends and Distributions from:
Net Investment Income	(0.03)		(0.05)	(0.04)	(0.05)		(0.06)	(0.11)
Net Realized Gains	(3.70)		(1.85)	(1.24)	(1.13)		(0.71)	(0.01)

Total Dividends and Distributions	(3.73)		(1.90)	(1.28)	(1.18)		(0.77)	(0.12)

Net Asset Value, End of Period	$11.16		$14.14	$12.74	$13.97		$14.49	$13.20

Total Return†	6.01%		29.65%	0.54%	4.70%		16.36%	32.33%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$70,290		$106,364	$172,123	$201,547		$204,895	$193,684
Ratio of Expenses to Average Net Assets(2)	0.85%	**	0.85%	0.85%	0.86	%(3)	0.85%	0.94	%(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.01%	**	0.95%	0.90%	0.89%		0.89%	1.00%
Ratio of Net Investment Income to Average Net Assets	0.22%	**	0.31%	0.26%	0.33%		0.40%	0.58%
Portfolio Turnover Rate	26%	***	54%	63%	82%		49%	71%

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.85%, 0.85%, 0.85%, 0.86%, 0.85% and 0.94%, respectively.
(3)	The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 0.85%.
**	Annualized
***	Portfolio turnover rate is for the period indicated and has not been annualized
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL LARGE CAP GROWTH FUND APRIL 30, 2018

FINANCIAL HIGHLIGHTS — continued

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Year/Period

	Investor Class Shares
	Six Months Ended April 30, 2018 (Unaudited)		Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015		Year Ended October 31, 2014	Year Ended October 31, 2013
Net Asset Value, Beginning of Period	$14.28		$12.84	$14.07	$14.58		$13.30	$10.09

Income (Loss) from Operations:
Net Investment Income (1)	—		0.01	—	0.01		0.02	0.03
Net Realized and Unrealized Gain	0.73		3.30	0.02	0.63		2.01	3.19

Total from Operations	0.73		3.31	0.02	0.64		2.03	3.22

Dividends and Distributions from:
Net Investment Income	(0.01)		(0.02)	(0.01)	(0.02)		(0.04)	—
Net Realized Gains	(3.70)		(1.85)	(1.24)	(1.13)		(0.71)	(0.01)

Total Dividends and Distributions	(3.71)		(1.87)	(1.25)	(1.15)		(0.75)	(0.01)

Net Asset Value, End of Period	$11.30		$14.28	$12.84	$14.07		$14.58	$13.30

Total Return†	5.75%		29.42%	0.27%	4.50%		15.98%	31.92%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$157		$178	$187	$209		$312	$193
Ratio of Expenses to Average Net Assets(2)	1.10%	**	1.10%	1.10%	1.11	%(3)	1.10%	1.19	%(3)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.26%	**	1.20%	1.15%	1.14%		1.14%	1.25%
Ratio of Net Investment Income to Average Net Assets	(0.01)%	**	0.05%	0.01%	0.08%		0.14%	0.24%
Portfolio Turnover Rate	26%	***	54%	63%	82%		49%	71%

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.10%, 1.10%, 1.10%, 1.11%, 1.10% and 1.19%, respectively.
(3)	The ratio of expenses to average net assets includes income tax expenses that were considered extraordinary fees accrued outside the Adviser’s expense limitation agreement. Had these expenses been excluded, the ratio would have been 1.10%.
**	Annualized
***	Portfolio turnover rate is for the period indicated and has not been annualized
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND APRIL 30, 2018

FINANCIAL HIGHLIGHTS — continued

	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year/Period

	Institutional Class Shares
	Six Months Ended April 30, 2018 (Unaudited)		Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Period	$12.21		$10.22	$10.67	$10.88	$10.36	$10.00

Income (Loss) from Operations:
Net Investment Income(1)	0.09		0.17	0.20	0.14	0.28	0.04
Net Realized and Unrealized Gain (Loss)	0.67		2.08	(0.13)	0.20	0.77	0.32

Total from Operations	0.76		2.25	0.07	0.34	1.05	0.36

Dividends and Distributions from:
Net Investment Income	(0.16)		(0.22)	(0.18)	(0.21)	(0.08)	—
Net Realized Gains	(1.33)		(0.04)	(0.34)	(0.34)	(0.45)	—

Total Dividends and Distributions	(1.49)		(0.26)	(0.52)	(0.55)	(0.53)	—

Net Asset Value, End of Period	$11.48		$12.21	$10.22	$10.67	$10.88	$10.36

Total Return†	6.36%		22.39%	0.90%	3.10%	10.67%	3.60%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$117,139		$109,181	$96,199	$97,940	$94,012	$68,686
Ratio of Expenses to Average Net Assets(2)	0.95%*	*	0.95%	0.95%	0.95%	0.95%	0.95%*	*
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.07%*	*	1.06%	1.05%	1.05%	1.10%	1.30%*	*
Ratio of Net Investment Income to Average Net Assets	1.57%*	*	1.56%	1.98%	1.29%	2.65%	1.65%*	*
Portfolio Turnover Rate	33%**	*	122%	112%	133%	101%	29%**	*

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.95%, 0.95%, 0.95%, 0.95%, 0.95% and 0.95%, respectively.
*	Commenced operations on February 28, 2006.
**	Annualized
***	Portfolio turnover rate is for the period indicated and has not been annualized
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL DIVIDEND GROWTH FUND APRIL 30, 2018

FINANCIAL HIGHLIGHTS — continued

	Selected Per Share Data & Ratios
	For a Share Outstanding Throughout the Year/Period

	Investor Class Shares
	Six Months Ended April 30, 2018 (Unaudited)		Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Asset Value, Beginning of Period	$12.23		$10.24	$10.70	$10.89	$10.36	$10.00

Income (Loss) from Operations:
Net Investment Income (1)	0.07		0.14	0.17	0.08	0.32	0.04
Net Realized and Unrealized Gain (Loss)	0.68		2.09	(0.13)	0.24	0.74	0.32

Total from Operations	0.75		2.23	0.04	0.32	1.06	0.36

Dividends and Distributions from:
Net Investment Income	(0.13)		(0.20)	(0.16)	(0.17)	(0.08)	—
Net Realized Gains	(1.33)		(0.04)	(0.34)	(0.34)	(0.45)	—

Total Dividends and Distributions	(1.46)		(0.24)	(0.50)	(0.51)	(0.53)	—

Net Asset Value, End of Period	$11.52		$12.23	$10.24	$10.70	$10.89	$10.36

Total Return†	6.30%		22.11%	(0.60%)	2.91%	10.76%	3.60%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$578		$471	$347	$246	$40	$27
Ratio of Expenses to Average Net Assets(2)	1.20%*	*	1.20%	1.20%	1.20%	1.04%	1.00%*	*
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.32%*	*	1.31%	1.30%	1.30%	1.21%	1.31%*	*
Ratio of Net Investment Income to Average Net Assets	1.23%*	*	1.29%	1.71%	0.75%	3.14%	1.36%*	*
Portfolio Turnover Rate	33%**	*	122%	112%	133%	101%	29%**	*

(1)	Per share data calculated using average shares method.
(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.20%, 1.20%, 1.20%, 1.20%, 1.04% and 1.00%, respectively.
*	Commenced operations on February 28, 2006.
**	Annualized
***	Portfolio turnover rate is for the period indicated and has not been annualized
†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS APRIL 30, 2018 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 30 funds. The financial statements herein are those of the Westfield Capital Large Cap Growth Fund (the “Large Cap Growth Fund”) and the Westfield Capital Dividend Growth Fund (the “Dividend Growth Fund”) (each a “Fund” and collectively the “Funds”). The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held. Each Fund is classified as a diversified investment company under the Investment Company Act of 1940. The investment objective of the Large Cap Growth Fund is long-term growth of capital by investing primarily (at least 80% of its net assets) in equity securities. The Large Cap Growth Fund is a diversified fund and focuses on U.S. listed common stocks with large market capitalizations that Westfield Capital Management Company, L.P. (the “Adviser”) believes are quality companies with stock that offers the potential for future price appreciation. The investment objective of the Dividend Growth Fund is long-term growth of capital by investing in equity securities from a variety of economic sectors with a history or prospect of paying stable or increasing dividends.

2. Significant Accounting Policies:

The following are significant accounting policies, which are consistently followed in the preparation of the financial statements of the Funds. The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”).

Use of Estimates — The preparation of financial statements, in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS APRIL 30, 2018 (Unaudited)

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2018, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurement under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

During the six months ended April 30, 2018, there have been no significant changes to the Funds’ fair value methodologies.

Federal Income Taxes — It is the Funds’ intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of their income to their shareholders.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS APRIL 30, 2018 (Unaudited)

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2018, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2018, the Funds did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Funds will distribute substantially all of their net investment income and make distributions of their net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

Investments in Real Estate Investment Trusts (“REITs”) — Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Cash — Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Fund maintains cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS APRIL 30, 2018 (Unaudited)

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for which the Administrator is paid an asset based fee which will vary depending on the number of share class and average daily net assets of the Fund. For the six months ended April 30, 2018, the Large Cap Growth Fund and Dividend Growth Fund paid $56,928 and $76,962, respectively, for these services.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

The Funds have entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Funds may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. For the six months ended April 30, 2018, the Large Cap Growth Fund and Dividend Growth Fund incurred shareholder servicing fees of $260 and $631, respectively. These fees represent 0.25% and 0.25% of the Average Net Assets of the Large Cap Growth Fund Investor Class Shares and Dividend Growth Fund Investor Class Shares, respectively.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. During the six months ended April 30, 2018, the Large Cap Growth Fund and Dividend Growth Fund earned cash management credits of $28 and $27, respectively, which were used to offset transfer agent expenses. These amounts are labeled as “Fees Paid Indirectly” on the Statements of Operations.

Brown Brothers Harriman & Co. acts as the custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Large Cap Growth Fund at a fee calculated at an annual rate of 0.65% and to the Dividend Growth Fund at a fee calculated at an annual rate of 0.75% of the respective Fund’s average daily net assets. The Adviser has contractually agreed (effective May 19, 2015) to waive all or a portion of its fees and to reimburse expenses in order to limit

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS APRIL 30, 2018 (Unaudited)

operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Large Cap Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.85% of the average daily net assets of each class until February 28, 2019. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Large Cap Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.85% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019. As of April 30, 2018, fees for the Large Cap Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser, up to the expense cap in place at the time expenses were waived, were $71,758, $96,822 and $125,888, expiring in 2019, 2020 and 2021, respectively. The Adviser has contractually agreed (effective May 19, 2015) to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Dividend Growth Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.95% of the average daily net assets of each class until February 28, 2019. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Dividend Growth Fund’s Total Annual Fund Operating Expenses (less excluded expenses) and 0.95% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2019. As of April 30, 2018, fees for the Dividend Growth Fund which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser, up to the expense cap in place at the time the expenses were waived, were $94,609, $102,415 and $133,331 expiring in 2019, 2020 and 2021, respectively.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS APRIL 30, 2018 (Unaudited)

6. Share Transactions:

Westfield Large Cap Growth Fund	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Share Transactions:
Institutional Class
Issued	132,061	282,335
Reinvested	2,012,595	1,248,642
Redeemed	(3,364,023)	(7,519,867)

Net Decrease in Institutional Class Shares	(1,219,367)	(5,988,890)

Investor Class
Issued	3,735	886
Reinvested	5,279	2,350
Redeemed	(7,576)	(5,321)

Net Increase (Decrease) in Investor Class Shares	1,438	(2,085)

Westfield Dividend Growth Fund	Six Months Ended April 30, 2018 (Unaudited)	Year Ended October 31, 2017
Share Transactions:
Institutional Class
Issued	129,564	14,231
Reinvested	1,159,703	199,061
Redeemed	(30,743)	(687,256)

Net Increase (Decrease) in Institutional Class Shares	1,258,524	(473,964)

Investor Class
Issued	6,769	3,828
Reinvested	4,946	760

Net Increase in Investor Class Shares	11,715	4,588

7. Investment Transactions:

For the six months ended April 30, 2018, the purchases and sales of investment securities other than long-term U.S. Government and short-term securities were:

	Purchases	Sales and Maturities
Westfield Large Cap Growth Fund	$22,764,789	$62,245,641
Westfield Dividend Growth Fund	37,137,585	41,818,825

There were no purchases or sales of long-term U.S. Government securities for the six months ended April 30, 2018.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS APRIL 30, 2018 (Unaudited)

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions declared for the during the years or periods ended October 31, 2017 and October 31, 2016 were as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Large Cap Growth Fund
2017	$610,028	$17,526,817	$18,136,845
2016	621,211	17,703,104	18,324,315
Dividend Growth Fund
2017	$1,968,680	$352,934	$2,321,614
2016	1,706,566	3,052,026	4,758,592

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS APRIL 30, 2018 (Unaudited)

As of October 31, 2017, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation	Total Distributable Earnings
Large Cap Growth Fund	$ 5,126,479	$ 21,772,444	$ 36,909,182	$ 63,808,105
Dividend Growth Fund	4,239,055	8,869,668	17,580,972	30,689,695

 For Federal income tax purposes, the cost of securities owned at April 30, 2018, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes, primarily due to wash sales which are temporary adjustments for Federal income tax purposes in the current period.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at April 30, 2018 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Large Cap Growth Fund	$44,112,529	$26,688,974	$(875,376)	$25,813,598
Dividend Growth Fund	$92,514,938	$19,157,605	$(1,055,528)	$18,102,077

9. Concentration of Risks:

Dividend Paying Stocks Risk – The Dividend Growth Funds emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend.

Equity Risk – Since it purchases equity securities, the Fund’s are subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund’s.

Foreign Company Risk – Investing in foreign companies, including direct investments and through American Depositary Receipts (“ADRs”), which are traded on U.S. exchanges and represent an ownership in a foreign security, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign companies generally are denominated in a foreign currency. Changes in the value of a currency compared to the U.S. dollar may affect (positively or negatively) the value of the Fund’s investments. These currency movements may occur separately from, and in response the issuer’s home country. Securities of foreign companies may not be registered with the U.S. Securities

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS APRIL 30, 2018 (Unaudited)

and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publically available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which would reduce income received from the securities comprising the portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. While ADRs provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Growth Style Risk – The price of equity securities rises and falls in response to many factors, including the historical and prospective earnings of the issuer of the stock, the value of its assets, general economic conditions, interest rates, investor perceptions, and market liquidity. The Large Cap Growth Fund may invest in securities of companies that the Adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. These may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

Portfolio Turnover Risk – The Dividend Growth Fund is subject to portfolio turnover risk because it may buy and sell investments frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short term gains) realized by the Fund. Shareholders may pay tax on such capital gains.

10. Other:

At April 30, 2018, the percentages held by a limited number of shareholders for each Fund (shareholder segments comprised of omnibus and accounts that were held on behalf of individual shareholders and in the Dividend Growth Fund, Institutional Class,one record related party shareholder), each owning 10% or greater of the aggregate shares outstanding, was as follows:

	No. of Shareholders	% Ownership
Large Cap Growth Fund, Institutional Class	3	41%
Large Cap Growth Fund, Investor Class	1	100%
Dividend Growth Fund, Institutional Class	2	47%
Dividend Growth Fund, Investor Class	1	93%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS APRIL 30, 2018 (Unaudited)

11. Subsequent Events:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS APRIL 30, 2018 (Unaudited)

DISCLOSURE OF FUND EXPENSES

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce your investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2017 to April 30, 2018).

The table on the next page illustrates your Fund’s costs in two ways:

•  Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•  Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS APRIL 30, 2018 (Unaudited)

DISCLOSURE OF FUND EXPENSES

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/17	Ending Account Value 4/30/18	Annualized Expense Ratios	Expenses Paid During Period*
Westfield Large Cap Growth Fund
Actual Fund Return

Institutional Class	$1,000.00	$1,060.10	0.85%	$4.34

Investor Class	1,000.00	1,057.50	1.10	5.60

Hypothetical 5% Return

Institutional Class	$1,000.00	$1,021.58	0.85%	$4.26

Investor Class	1,000.00	1,019.35	1.10	5.49
Westfield Dividend Growth Fund
Actual Fund Return

Institutional Class	$1,000.00	$1,063.60	0.95%	$4.86

Investor Class	1,000.00	1,063.00	1.20	6.14

Hypothetical 5% Return

Institutional Class	$1,000.00	$1,020.08	0.95%	$4.76

Investor Class	1,000.00	1,018.84	1.20	6.01

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period shown).

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS APRIL 30, 2018 (Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Funds’ advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund II (the “Trust”) or by a vote of a majority of the shareholders of the Funds; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on May 24, 2017 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Funds met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Funds presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Funds regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Funds’ advisory fees paid to the Adviser and overall fees and operating expenses compared with peer groups of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Funds’ performance compared with peer groups of mutual funds and the Funds’ benchmark indices.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fees and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Funds, renewed the Agreement. In considering the renewal of the Agreement, the Board considered

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS APRIL 30, 2018 (Unaudited)

various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Funds and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Funds, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Funds, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Funds. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Funds.

The Trustees also considered other services provided to the Funds by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Funds’ investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Funds by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Funds and the Adviser

The Board was provided with regular reports regarding the Funds’ performance over various time periods, including since their inception, and information regarding the Funds’ performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ performance to their benchmark indices and peer groups of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Funds, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Funds’ performance was satisfactory. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Funds were sufficient to support renewal of the Agreement.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS APRIL 30, 2018 (Unaudited)

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fees payable by the Funds to the Adviser, the Trustees reviewed, among other things, a report of the advisory fees paid to the Adviser. The Trustees also reviewed reports prepared by the Funds’ administrator comparing the Funds’ net and gross expense ratios and advisory fees to those paid by peer groups of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Funds and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Funds are subject. The Board concluded, within the context of its full deliberations, that the advisory fees were reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Funds, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Funds were not unreasonable. The Board also considered the Adviser’s commitment to managing the Funds and its willingness to continue its expense limitation and fee waiver arrangements with the Funds.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Funds as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Funds and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Funds’ shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL FUNDS APRIL 30, 2018 (Unaudited)

with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Westfield Capital Funds

P.O. Box 219009

Kansas City, MO 64121-9009

866-454-0738

Adviser:

Westfield Capital Management Company, L.P.

One Financial Center

Boston, MA 02111

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds described.

WCM-SA-001-0700

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 9, 2018

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO

Date: July 9, 2018